                                                                    EXHIBIT 23.1


                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the registration statement on Form S-8 of our report dated February 25, 2001 on our audit of the financial statements of Cybertel Communications Corporation as of December 31, 2000 included in the company's Annual Report on Form 10-KSB.

Malone & Bailey, PLLC
Houston, Texas

November 10, 2001